SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2019

TACTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Calle 6 No. 78, Urb. Los Olivas, Puerto Plata, Dom. Rep. +1 (829) 639-9332
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)AMC Auditing, LLC. (“AMC”), the independent registered public accounting firm of Tactical Services, Inc. (the “Company”), announced effective February 1, 2019, that AMC was acquired by a new auditing firm, Prager Metis CPA’s LLC (“Prager”), and that all of the employees of AMC were joining Prager.

(ii)As a result, effective April 29, 2019, AMC resigned as the Company's independent registered public accounting firm. The Company's Board of Directors engaged Prager to serve as the Company's independent registered public accounting firm effective April 29, 2019.

(iii)The reports of AMC on the financial statements of the Company as of and for the fiscal years ended April 30, 2017 and 2016, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv)During the Company's fiscal years ended April 30, 2017 and 2016 and the subsequent interim period from May 1, 2017 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(v)During the Company's fiscal years ended April 30, 2017 and 2016, and the subsequent interim period from May 1, 2017 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi)During the Company's fiscal years April 30, 2017 and 2016, and the subsequent interim period from May 1, 2017 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii)The Company has provided AMC with a copy of the disclosures in this report and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Description
16.1	Letter to Securities and Exchange Commission from AMC Auditing, LLC dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2019		Tactical Services, Inc.
/s/ Francisco Ariel Acosta
	By:	Francisco Ariel Acosta
	Its:	Chief Executive Officer